EXHIBIT 32.1

                       CERTIFICATION BY KEVIN J. MCNAMARA
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Chemed Corporation ("Company"), does hereby certify that:

         1) the Company's Quarterly Report of Form 10-Q for the quarter ending September 30, 2006 ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:            November 1, 2006                 /s/ Kevin J. McNamara
                  -------------------              -------------------------
                                                        Kevin J. McNamara
                                                        (President and Chief
                                                        Executive Officer)


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